UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2003

Jacobs Engineering Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636

(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

1111 S. Arroyo Parkway, Pasadena, California	91105

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number (including area code): (626) 578-3500

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

(c)  Exhibits:

The following exhibits are furnished as part of this Report pursuant to Item 9 and Item 12:

99.1	Press Release dated October 29, 2003 announcing the Company’s earnings results for fiscal 2003.

99.2	Press Release dated October 30, 2003 providing the Company’s earnings guidance for the first quarter of fiscal 2004 ending December 31, 2003 and fiscal year ending September 30, 2004.

Item 9. Regulation FD Disclosure:

On October 29, 2003, Jacobs Engineering Group Inc. (the “Registrant”) issued a press release announcing its earnings results for the fiscal year ended September 30, 2003. Reference is also made to the Registrant’s press release dated October 30, 2003, providing earnings guidance for fiscal 2004. A copy of the press releases is attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively.

Item 12. Results of Operations and Financial Condition:

On October 29, 2003, Jacobs Engineering Group Inc. issued a press release announcing its earnings results for the fiscal year ended September 30, 2003. Reference is also made to the Registrant’s press release dated October 30, 2003, providing earnings guidance for fiscal 2004. A copy of the press releases is attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filings of the Registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACOBS ENGINEERING GROUP INC.

By:	/s/ John W. Prosser, Jr.

Name:	John W. Prosser, Jr.
Title:	Senior Vice President Finance and Administration

Date: October 29, 2003